UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2016

APPLE HOSPITALITY REIT, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-37389	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street, Richmond, VA 23219
(Address of principal executive offices)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple Hospitality REIT, Inc. (the “Company”) is filing this report in accordance with Items 8.01 and 9.01 of Form 8-K.

Item 8.01  Other Events.

The Company is filing as Exhibit 99.1 (which is incorporated by reference herein) a description of the material U.S. federal income tax considerations relating to the Company’s qualification and taxation as a real estate investment trust, or REIT, and the ownership and disposition of the Company’s common shares, preferred shares, depository shares representing preferred shares, warrants, rights and certain debt securities. The description contained in Exhibit 99.1 to this Form 8-K replaces and supersedes prior descriptions of the U.S. federal income tax treatment of the Company and its securityholders to the extent that they are inconsistent with the description contained in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	U.S. Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE HOSPITALITY REIT, INC.

By:       /s/ Justin G. Knight
Justin G. Knight
President and Chief Executive Officer

Date: March 14, 2016